UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2013 is attached below.

Energy Development Company

KED Annual Report

November 30, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

January 24, 2014

Dear Fellow Stockholders:

We are pleased to report that the year ended November 30, 2013 was an extremely successful year for the Company. We generated very strong total returns for our stockholders, substantially increased our distribution and reached some important milestones with our portfolio during the year. Further, the Company is well positioned to make new investments and continue to generate attractive returns for its investors.

Fueled by a strengthening domestic economy, calendar 2013 will be remembered for the outstanding performance of the broader equity markets. The S&P 500 Index set many new all-time highs during 2013 and generated a total return of over 32% — its strongest gain since 1995. While the MLP market, as measured by the Alerian MLP index, did not quite keep pace, it generated a total return of 28% during calendar 2013, which is outstanding when considering the fact that this performance was accomplished in a rising interest rate environment. Most importantly, we believe the outlook for MLPs remains solid and the sector is poised to generate low double digit returns for several years to come. As of November 30, 2013, over 90% of the Company’s portfolio was invested in public MLPs.

Our portfolio underwent a major transition during fiscal 2013. At the start of fiscal 2013, our private investments consisted of holdings in Direct Fuels Partners, L.P. (“Direct Fuels”), Plains All American GP LLC (“PAA GP”), VantaCore Partners LP (“VantaCore”) and ProPetro Services, Inc. At the time, these private investments represented approximately 30% of our long-term investments. In May, we successfully completed the merger of Direct Fuels into Emerge Energy Services LP (“Emerge”) and the concurrent initial public offering of Emerge. As of December 31, 2013, Emerge’s unit price had increased by 161% over its IPO price, making it the best performing MLP initial public offering in calendar 2013. In October, our investment in PAA GP became publicly traded through the initial public offering of Plains GP Holdings, L.P. (our ownership of PAA GP is exchangeable into shares of Plains GP Holdings). Based on current trading levels for Plains GP Holdings ($25.19 per share as of January 24, 2014), our investment in PAA GP has increased four-fold since our initial investment in December 2010.

As these two investments have become “public MLPs,” we continue to look to put additional capital to work in private MLPs. In today’s energy market, however, we are finding it more challenging to invest in private MLPs that provide appropriate rates of return. Competition from private equity firms, a receptive market for MLP initial public offerings, as well as the willingness of public MLPs to purchase smaller private midstream businesses are trends that have impacted our ability to form new private MLPs. Market conditions will undoubtedly change over time, and we will continue to search for suitable private investments that meet our return expectations. In the interim, we will continue to deploy capital in public MLPs that offer attractive returns. In making these investments, selectivity will be the key to achieving high rates of return for KED. As a result, we are likely to take more concentrated positions in public MLPs.

As we have discussed in previous annual letters, the “Shale Revolution” (the development of domestic unconventional resources) continues to be the biggest story in the energy industry. As we predicted two years ago, it has become increasingly clear that the Shale Revolution will have an extremely meaningful impact on the broader domestic economy. Judging by the large number of news articles published in 2013 on the shale plays, hydraulic fracturing and the impact of surging domestic energy production, it is safe to say that most people are aware of the impact unconventional resources are having on all of our day-to-day lives. Job growth related to the energy industry, as well as from increased domestic manufacturing activity, continues to be a boon for the U.S. economy. This impact will continue for many years to come. Plentiful domestic energy supplies and low relative energy prices have led to a resurgence in U.S. manufacturing and positioned the U.S. to become one of the largest exporters of energy products in the world.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

The Shale Revolution creates both challenges and opportunities for energy companies. As a result of production increases, significant amounts of new midstream assets must be built to facilitate transportation of this new production to end-users. We believe this creates a tremendous opportunity for MLPs. Conversely, increased production can put pressure on absolute commodity prices — as witnessed by low natural gas and natural gas liquids prices in 2012 and 2013. It can also create very large pricing differences between geographic areas, which can result in producers receiving substantial discounts to “market” prices for their production. Further, production in new areas of the country is altering historical transportation routes and, as a result, materially impacting operating results (both positively and negatively) for certain midstream assets. Whether by pipeline or by rail, the transportation of energy products always involves risks, and it is important to understand which management teams are capable of managing these risks. We believe that our team of experienced investment professionals is well positioned to continue to navigate the ever-changing market conditions, as well as identify and capitalize on opportunities as they develop.

2013 Performance

We are very proud of the Company’s performance during fiscal 2013. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. For fiscal 2013, the Company delivered a Net Asset Value Return of 35.1%, which was best among all closed-end fund peers. During the same period, the total return of the Alerian MLP index was 21.6%, a return which KED outperformed by a remarkable 13.5%. Given our structure as a taxable entity, we are very pleased to have outperformed the Alerian MLP index by such a wide margin. As a reminder, the Alerian MLP index is a non-investable index that does not factor in expenses or corporate taxes.

In addition to the Company’s strong adjusted NAV returns, it increased its quarterly distribution by 16.3% during the year, and has increased its distribution by 20 cents per share over the last three years (a 67% increase). We are very proud of this distribution growth and believe the Company’s portfolio is well positioned to provide additional distribution growth to our shareholders.

Another metric by which we measure the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 18.1% for fiscal 2013. This measure was below our Net Asset Value Return, as our share price was trading at a 9.6% premium to NAV at the start of fiscal 2013, but ended the year at a 4.2% discount to NAV.

MLP Market Overview

As a result of the transition of our portfolio, public MLPs have become increasingly important and now represent over 90% of our long-term investments as of November 30, 2013. MLPs performed very well during the fiscal year, generating a 21.6% total return. Notably, MLPs delivered this strong performance despite the headwind of rising interest rates. At the beginning of fiscal 2013, the yield on 10-year U.S. Treasury Bonds was 1.61%. By November 30, 2013, the yield on these bonds was 2.74%, an increase of 113 basis points. This rise in rates resulted primarily from the anticipated reduction in the Federal Reserve’s quantitative easing, which was a topic of constant speculation throughout much of the year. Over this same time period, the average MLP yield declined from 6.34% to 5.90%, resulting in the MLP “spread to Treasuries” contracting from 473 basis point to 316 basis points. The spread to Treasuries was abnormally wide at the start of 2013, and we believe market participants were building in a cushion based on the expectation of rising interest rates. In spite of the tightening of the spread to Treasuries, we continue to believe MLP yields are attractive, particularly relative to other income-oriented investments. As illustrated in Figure 1 below, MLP yields are significantly higher than yields for investment grade (Baa) bonds, utilities and REITs.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

Figure 1. MLP Yields versus Other Income Alternatives (January 24, 2014)

Current yields are not the whole story, however. As we have highlighted over the years, we believe it is the combination of current yield and distribution growth that has contributed to the strong performance of MLPs and continues to make MLPs a compelling investment opportunity. During 2013, distributions grew 7.1% compared to 7.3% in 2012 and 6.3% in 2011, and we believe that prospects for distribution growth in 2014 are also very strong (we forecast growth in the 7% area). As a result, after taking distribution growth into consideration, MLPs look even more attractive relative to other income alternatives.

A major driver of distribution growth in the MLP sector has been the significant amounts of capital spent to build the midstream infrastructure required to handle growing oil and natural gas production from the development of unconventional reserves. In calendar 2013, we estimate that MLPs spent in excess of $25 billion on organic capital projects to construct and expand this critical energy infrastructure. We expect MLPs to spend in excess of $20 billion on organic growth projects during 2014. Distribution growth was also driven by acquisitions, and 2013 was one of the most active M&A markets we have ever seen. We estimate that MLPs announced over $65 billion in acquisitions during calendar 2013, including a record three MLP-to-MLP mergers, as well as several large joint ventures between MLPs. While it is difficult to predict merger and acquisition activity, we believe the strategic and competitive dynamics that led to the flurry of activity in 2013 could lead to further consolidation in 2014.

Since 2010, there have been 54 IPOs (including a record 21 in 2013), which is amazing considering there are only 114 MLPs currently trading. While the expansion of the sector has certainly been driven by the Shale Revolution, it is also important to note that quite a few of these new entrants are not “traditional” midstream businesses. In particular, the recent vintage of IPOs has seen refining, petrochemical, “frac” sand, wholesale fuel distribution and offshore drilling companies, among others, form MLPs. While we welcome the expansion of the MLP market into other businesses, we believe it is critical to understand the additional risks associated with these new businesses and will only invest in them if we are properly compensated for these additional risks.

We expect the MLP market to continue to expand across the entire energy sector, as more companies view the formation of an MLP to be a strategic imperative. Furthermore, we expect the increasing diversity and complexity of the sector to create wider disparities in valuation and performance among MLPs. As a result, the message that we have been delivering for several years now is truer today than ever — a strong understanding of each MLP’s assets, the domestic and international energy markets and the ability to select individual stocks is critical to outperforming the market. We are confident that our team of over 20 seasoned investment professionals is well suited to take advantage of the sector’s increasing complexity.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

Energy Market Overview

We have been highlighting for several years that the development of unconventional reserves or shale plays is the biggest story in the energy market, and this year is no different. The development of these resources promises to be a multi-decade story. Over the past few years, the focus of activity has shifted from the gas-rich basins such as the Barnett Shale, the Fayetteville Shale and the Haynesville Shale, to more oil-rich and NGL-rich basins such as the Bakken Shale, Eagle Ford Shale, Marcellus Shale and Utica Shale.

As a result of continued development of shale plays, domestic production of crude oil, NGLs and natural gas grew in 2013 for the fifth consecutive year. Domestic crude oil production is expected to increase by over one million barrels per day in 2013 (a 16% increase), and for the second consecutive year, crude oil production has recorded the largest annual production increase in our country’s history. Since its trough in 2008, domestic crude oil production has increased by over 50%. The U.S. is currently the largest producer of natural gas in the world, and many experts are predicting that it will become the largest producer of crude oil in the next five to ten years. Further, as discussed below in more detail, the U.S. is set to become one of the largest exporters of energy products over the next decade.

This rapid increase in production across all commodities is rapidly displacing imports. According to the most recent EIA data, the U.S was supplying over one-half of its own crude needs for the first time in almost 20 years and was a net exporter of petroleum products at the highest recorded level since the EIA has been tracking the data. These exports are driven in large part by refined products (exports of crude oil are, with a few minor exceptions, prohibited by U.S. laws), but there has also been significant growth in the export of natural gas liquids, or NGLs. In particular, Enterprise Products Partners L.P. and Targa Resources Partners LP began operating two newly constructed propane export terminals during 2013. Partly as a result of these projects, propane prices have recovered significantly in 2013, rising 59% from their lows in January. Both of these projects are being expanded and several other MLPs are evaluating NGL export projects of their own. There has also been significant interest among MLPs and other energy companies in exporting natural gas as liquefied natural gas, or LNG. The LNG liquefaction projects are multi-billion dollar capital projects and are expected to be placed in service in the second half of this decade. Once in service, the U.S. will become a top exporter of LNG. These export opportunities will create large scale investment opportunities for MLPs and other energy companies, as well as ensure a closer relationship between domestic energy prices and international prices.

There was no shortage of developments in the crude oil markets. During the year, we saw crude oil “differentials” (which is the spread between crude oil prices at different locations) widen to record levels to due excess supply in certain regions. To combat these differentials, a record amount of crude oil production was transported by rail cars and marine transportation in lieu of pipelines during 2013.

Increased production from new producing areas (such as the Bakken Shale and the Marcellus Shale) continues to have a material impact on historical transportation patterns. While this creates opportunities for many, as new midstream assets need to be built to facilitate product movement, it also creates challenges, as changing transportation patterns can put pressure on certain existing midstream assets that are no longer needed. For instance, oil production from the Bakken Shale, which is located in North Dakota, has increased five-fold in the last five years. The vast majority of that production is not consumed in North Dakota and it must be shipped to refineries elsewhere in the U.S. This has overwhelmed the existing midstream infrastructure in the area and created tremendous opportunities for midstream companies to develop both short-term and long-term transportation solutions. In the Marcellus Shale, natural gas and NGL production has increased to levels well above what the Northeast uses for most of the year. This has put pressure on natural gas prices in the region, as insufficient infrastructure exists to move the natural gas to other markets. Additionally, the increased “local” production reduces the area’s need to source natural gas from its traditional supplier — the gulf coast of Texas and Louisiana — and many of the pipelines from those regions need to be reconfigured in order to maintain their

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

current cash flows. We continue to watch these trends very carefully and position the Company’s portfolio accordingly.

Portfolio and Private Investments

Our portfolio allocations changed materially during fiscal 2013. As of November 30, 2012, private investments, public equities and traded debt securities represented 30%, 59% and 11% of our long-term investments, respectively. As of November 30, 2013, we had 94% of our long-term investments in public equities (91% in public MLPs), 6% in private investments and did not hold any debt securities. Successful transactions at Direct Fuels and PAA GP were the primary drivers of this transition in our portfolio, as well as the sale of our equity interests and refinancing of our debt holdings at ProPetro Services, Inc.

At the start of fiscal 2013, Direct Fuels was our largest private investment (valued at $45 million). In May, Direct Fuels successfully completed a merger with two other private companies to form Emerge Energy Services and the concurrent IPO of Emerge, which trades under the ticker symbol “EMES.” Emerge has a large frac sand business in addition to operating the legacy transmix business of Direct Fuels. Since the IPO, Emerge’s common units have performed extremely well, trading up 168% from the IPO price of $17.00 per unit to $45.50 as of January 24th. We received $48 million in cash from the IPO and subsequent sales of a portion of our Emerge common units, and still retain Emerge common units worth $49 million as of January 24th.

Our investment in PAA GP also contributed to our strong performance this year. In October, Plains GP Holdings, L.P. completed its initial public offering. Plains GP Holdings is a holding company that owns interests in PAA GP, which controls the general partner of Plains All American Pipeline, L.P. Our investment in PAA GP is exchangeable for shares of Plains GP Holdings on a one-for-one basis at our option. The initial public offering of Plains GP Holdings priced at $22.00 per share, and the shares are now trading at $25.19 as of January 24th, an increase of 14.5%. As a result, the value of our investment increased by over two times during fiscal 2013 and is up four-fold since our initial investment in December 2010.

Our only remaining private investment, VantaCore, is an aggregates mining and asphalt company operating in Tennessee, Kentucky, Louisiana and Pennsylvania. VantaCore entered the Pennsylvania market in June of 2012 with the acquisition of Laurel Aggregates, a limestone quarry south of Pittsburgh that primarily supplies aggregates to oil and gas companies drilling in the Marcellus Shale. This acquisition more than doubled the partnership’s EBITDA and further diversified VantaCore from a geographic and market perspective. In VantaCore’s legacy markets, demand for aggregates is closely tied to construction activity in the commercial, residential and infrastructure sectors. Laurel Aggregates, on the other hand, is very focused on energy customers that build infrastructure, including roads and drilling pads, necessary for the development of the Marcellus Shale.

VantaCore performed well in 2013, with Laurel Aggregates delivering better than expected results in its first full year of operations and VantaCore’s legacy operations also performing above budget. Since the financial crisis, and the resulting impact on construction activity, VantaCore’s ability to pay cash distributions has been constrained by limitations in its credit facility. As a result, only a portion of VantaCore’s distributions have been paid in cash, with the remainder paid in additional preferred units. Over the past three years, the cash portion of VantaCore’s distribution has increased from $0.47 per unit in fiscal 2011 to $0.95 in fiscal 2012 and $1.23 in fiscal 2013. As the economy recovers and VantaCore executes on its growth initiatives, we expect the cash portion of the distribution to continue to increase.

2014 Outlook

Our outlook for 2014 is positive. We expect that distribution growth of approximately 7% will lead to another year of low double-digit total returns for the MLP sector. Continued development of unconventional reserves will create plentiful growth opportunities for the sector. While we expect that rising interest rates could

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

lead to higher yields for MLPs (which would reduce total returns), we believe this will be a temporary headwind. Ultimately, the sector’s attractive yields and prospects for many years of distribution growth will lead to a continuation of strong returns.

Though we have seen fewer opportunities for private MLPs over the last two years, we will continue to look for new private investments during 2014. As always, we intend to be very patient and selective in making these investments to ensure we find opportunities that meet our investment criteria. In the meantime, we will utilize our flexibility to invest in public MLPs and will take concentrated positions when we identify public MLPs with potential for attractive risk-adjusted returns.

We look forward to continuing to execute our business plan of achieving high after-tax total returns by investing in public MLPs, private companies and energy company debt. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

President and Chief Executive Officer

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

Top 10 Holdings by Issuer

	Public/ Private	Equity/ Debt	Sector	Percent of Total Investments(1) as of November 30,
Holding				2013	2012
1. Emerge Energy Services LP(2)	Public	Equity	Frac Sand	14.0%	13.3%
2. VantaCore Partners LP	Private	Equity	Aggregates	6.2	7.5
3. Enterprise Products Partners L.P.	Public	Equity	Midstream	5.1	5.2
4. Energy Transfer Partners, L.P.	Public	Equity	Midstream	4.9	1.3
5. Williams Partners L.P.	Public	Equity	Midstream	4.7	1.1
6. Crestwood Midstream Partners LP	Public	Equity	Midstream	4.3	1.5
7. Plains GP Holdings, L.P.(3)	Public	Equity	Midstream	4.2	2.4
8. MarkWest Energy Partners, L.P.	Public	Equity	Midstream	3.9	2.0
9. Buckeye Partners, L.P.	Public	Equity	Midstream	3.7	3.0
10. DCP Midstream Partners, LP	Public	Equity	Midstream	3.6	3.0

(1)	Includes cash and repurchase agreement (if any).

(2)	As of November 30, 2012, our private investment in Direct Fuels Partners, L.P. (“Direct Fuels”) represented 13.3% of total investments. Direct Fuels combined with two other private companies to form Emerge Energy Services LP on May 14, 2013.

(3)	We hold an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. Our ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at our option. See Note 3 — Fair Value.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA” or the “Adviser”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 — Organization).

As of November 30, 2013, we had total assets of $477 million, net assets of $313 million (net asset value of $29.96 per share), and 10.5 million shares of common stock outstanding. As of November 30, 2013, we held $471 million in equity investments and no debt investments.

Recent Events

On January 28, 2014, we renewed our Credit Facility with a syndicate of lenders. The new Credit Facility has a three-year commitment, maturing on January 28, 2017, and a total commitment amount of $120 million, which is an increase of $25 million from the prior Credit Facility. The interest rate on the facility is LIBOR plus 1.60% (prior to the renewal, the interest rate was LIBOR plus 2.00%). If borrowings exceed the borrowing base attributable to “quoted” securities, the interest rate will increase to LIBOR plus 3.00%. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility (the fee was 0.50% per annum prior to the renewal).

Results of Operations — For the Three Months Ended November 30, 2013

Investment Income.    Investment income totaled $2.9 million for the quarter and consisted primarily of net dividends and distributions. We received $8.7 million of dividends and distributions during the quarter, of which $5.9 million was treated as a return of capital. Interest and other income was $0.1 million. We received $0.2 million of paid-in-kind dividends during the quarter, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $2.7 million, including $1.8 million of net investment management fees, $0.6 million of interest expense and $0.3 million of other operating expenses. Interest expense included $0.1 million of amortization of debt offering costs. As discussed in Note 5 — Agreements and Affiliations to the Financial Statements, KAFA agreed to waive 0.25% of its 1.75% management fee for a one-year period effective October 3, 2013.

Net Investment Income.    Our net investment income totaled $0.1 million and included a current income tax expense of $0.5 million and a deferred income tax benefit of $0.5 million.

Net Realized Gains.    We had net realized gains from investments of $1.6 million after taking into account a current income tax benefit of $1.1 million and a deferred income tax expense of $2.1 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $25.2 million. The net increase consisted of $40.1 million of unrealized gains from investments and a deferred income tax expense of $14.9 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $26.9 million. This increase was comprised of net investment income of $0.1 million, net realized gains of $1.6 million and net unrealized gains of $25.2 million, as noted above.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Fiscal Year Ended November 30, 2013

Investment Income.    Investment income totaled $8.0 million and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $27.2 million of dividends and distributions, of which $21.6 million was treated as a return of capital during the year. During the third quarter of 2013, we received 2012 tax reporting information that was used to increase our prior year return of capital estimate by a total of $0.3 million. During the year, we received $2.4 million of interest income, of which $0.4 million was paid-in-kind interest. We also received $0.9 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $10.5 million, including $6.8 million of net investment management fees, $2.3 million of interest expense and $1.4 million of other operating expenses. Interest expense included $0.4 million of amortization of debt offering costs.

Net Investment Loss.    Our net investment loss totaled $1.5 million and included a current income tax expense of $0.4 million and a deferred income tax benefit of $1.4 million.

Net Realized Gains.    We had net realized gains from investments of $3.9 million, after taking into account a current income tax benefit of $0.9 million and a deferred income tax expense of $3.2 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $80.9 million. The net increase consisted of $128.3 million of unrealized gains from investments and a deferred income tax expense of $47.4 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $83.3 million. This increase is composed of a net investment loss of $1.5 million, net realized gains of $3.9 million and net unrealized gains of $80.9 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2013	Fiscal Year Ended November 30, 2013
Distributions and Other Income from Investments
Dividends and Distributions(1)	$8.7	$27.2
Paid-In-Kind Dividends and Distributions(1)	0.2	0.9
Interest and Other Income	0.1	2.4

Total Distributions and Other Income from Investments	9.0	30.5
Expenses
Investment Management Fee	(1.8)	(6.8)
Other Expenses	(0.3)	(1.4)
Interest Expense	(0.5)	(1.9)

Net Distributable Income (NDI)	$6.4	$20.4

Weighted Average Shares Outstanding	10.45	10.43
NDI per Weighted Average Share Outstanding	$0.613	$1.956

Adjusted NDI per Weighted Average Share Outstanding(2)	$0.547	$1.878

Distributions paid per Common Share(3)	$0.500	$1.830

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI excludes $0.2 million and $1.7 million of non-cash distributions from Common and Preferred A units of VantaCore Partners LP for the three months and fiscal year ended November 30, 2013, respectively. Adjusted NDI also excludes a special distribution from PAA GP of $0.5 million for both periods.

(3)	The distribution of $0.50 per share for the fourth quarter of fiscal 2013 will be paid on January 31, 2014 to common stockholders of record on January 27, 2014. Distributions for fiscal 2013 include the distributions paid in April 2013, July 2013, October 2013 and January 2014.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI and Adjusted NDI over the next twelve months;

•	The extent to which NDI and Adjusted NDI is comprised of non-cash interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

On January 16, 2014, we declared a quarterly distribution of $0.50 per share for the fourth quarter of fiscal 2013 (a total distribution of $5.2 million). The distribution represents an increase of 9.9% from the prior quarter’s distribution and an increase of 16.3% from the distribution for the quarter ended November 30, 2012. The distribution will be paid on January 31, 2014 to common stockholders of record on January 27, 2014.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

As of November 30, 2013, our amended and restated senior secured revolving credit facility (the “Credit Facility”) had a total commitment amount of $95 million. On January 28, 2014, we renewed our Credit Facility, which was scheduled to mature on March 30, 2014, with a syndicate of lenders. The new Credit Facility has a three-year commitment, maturing on January 28, 2017, and a total commitment amount of $120 million. Under the new Credit Facility, the interest rate is LIBOR plus 1.60% based on current borrowings and current borrowing base (prior to the renewal, the interest rate was LIBOR plus 2.00%). If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.30% per annum on any unused amounts of the new Credit Facility (the fee was 0.50% per annum prior to the renewal).

The maximum amount that we can borrow under our new Credit Facility is limited to the lesser of our commitment amount of $120 million and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $12 million limit on the borrowing base contribution from any single issuer.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

As of November 30, 2013, we had $85 million of borrowings under our Credit Facility (at an interest rate of 2.17%), which represented 47.0% of our borrowing base of $181.0 million (47.1% of our borrowing base of $180.5 million attributable to quoted securities). At November 30, 2013, our asset coverage ratio under the Investment Company Act of 1940, as amended (the “1940 Act”), was 469%.

As of January 28, 2014, we had $84.0 million borrowed under our Credit Facility (at an interest rate of 1.77%), and we had $2.0 million of cash. Our borrowings represented 40.9% of our borrowing base of $205.5 million (41.0% of our borrowing base of $204.9 million attributable to quoted securities).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 150.2%
Equity Investments(1) — 150.2%
Public MLP and Other Equity — 140.8%
Access Midstream Partners, L.P.	232	$13,028
Alliance Holdings GP, L.P.	66	3,651
Arc Logistics Partners LP(2)	237	4,778
Atlas Pipeline Partners, L.P.	44	1,521
BreitBurn Energy Partners L.P.	11	204
Buckeye Partners, L.P.	258	17,600
Capital Product Partners L.P.	352	3,155
Capital Product Partners L.P. — Class B Units(3)(4)	606	5,776
Crestwood Equity Partners LP	195	2,993
Crestwood Midstream Partners LP	902	20,425
Crosstex Energy, L.P.	287	7,642
DCP Midstream Partners, LP	357	17,194
Dynagas LNG Partners LP(2)	108	2,029
El Paso Pipeline Partners, L.P.	115	4,785
Emerge Energy Services LP(5)	1,649	65,868
Enbridge Energy Management, L.L.C.(6)	25	717
Enbridge Energy Partners, L.P.	325	9,783
Enduro Royalty Trust	188	2,484
Energy Transfer Partners, L.P.(7)	425	23,002
Enterprise Products Partners L.P.(7)	385	24,256
EV Energy Partners, L.P.	337	11,017
Exterran Partners, L.P.	228	6,351
Global Partners LP	205	7,346
Kinder Morgan, Inc.	48	1,706
Kinder Morgan Energy Partners, L.P	54	4,429
Kinder Morgan Management, LLC(6)	157	12,030
Legacy Reserves LP	88	2,375
Lehigh Gas Partners LP	2	57
LRR Energy, L.P.	19	312
Magellan Midstream Partners, L.P.	12	721
MarkWest Energy Partners, L.P.(5)	264	18,234
Mid-Con Energy Partners, LP	108	2,457
Midcoast Energy Partners, L.P.(2)	18	324
NuStar Energy L.P.	170	9,085
ONEOK, Inc.	52	3,037
ONEOK Partners, L.P.	279	14,966
Plains All American Pipeline, L.P.(5)	206	10,599
Plains GP Holdings, L.P. — Unregistered(3)(5)(8)	918	19,657
PVR Partners, L.P.	356	8,795
QEP Midstream Partners, LP	58	1,302
Regency Energy Partners LP	581	14,173
SandRidge Mississippian Trust II	31	295
SandRidge Permian Trust	115	1,501
Sprague Resources LP(2)	84	1,447
Summit Midstream Partners, LP	187	6,263
SunCoke Energy Partners, L.P.	146	3,945

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(amounts in 000’s)

Description	No. of Shares/Units	Value
Public MLP and Other Equity (continued)

Sunoco Logistics Partners L.P.	4	$304
Tallgrass Energy Partners, LP	47	1,164
Targa Resources Corp.	18	1,419
Targa Resources Partners LP	116	5,945
USA Compression Partners, LP	135	3,316
The Williams Companies, Inc.	81	2,867
Western Gas Partners, LP	168	10,673
Williams Partners L.P.	432	22,200

		441,203

Private MLP(3)(5) — 9.4%
VantaCore Partners LP — Common Units(6)	2,187	20,775
VantaCore Partners LP — Class A Preferred Units(6)(9)	359	5,927
VantaCore Partners LP — Class B Preferred Units(10)	162	2,676

		29,378

Total Long-Term Equity Investments — 150.2% (Cost — $312,410)		470,581

Credit Facility		(85,000)
Other Liabilities in Excess of Other Assets		(72,177)

Net Assets		$313,404

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(3)	Fair valued security, restricted from public sale. See Notes 2, 3 and 9 in Notes to Financial Statements.

(4)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(5)	The Company believes that it is an affiliate of Emerge Energy Services LP, MarkWest Energy Partners, L.P., Plains GP Holdings, L.P. (“Plains GP”), Plains All American Pipeline, L.P. and VantaCore Partners LP (“VantaCore”). See Note 5 — Agreements and Affiliations.

(6)	All or a portion of dividends or distributions are paid-in-kind.

(7)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(8)	The Company holds an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2013

(amounts in 000’s)

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units have a minimum quarterly distribution of $0.475 per unit and are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference. See Note 9 — Restricted Securities.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2013

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $244,811)	$326,845
Affiliated (Cost — $67,599)	143,736

Total investments (Cost — $312,410)	470,581
Cash	1,468
Receivable for securities sold	1,933
Interest, dividends and distributions receivable	293
Debt offering costs, prepaid expenses and other assets	397
Deferred income tax asset	1,971
Income tax receivable	594

Total Assets	477,237

LIABILITIES
Payable for securities purchased	382
Investment management fee payable	1,790
Accrued directors’ fees and expenses	84
Accrued expenses and other liabilities	557
Deferred income tax liability	76,020
Credit facility	85,000

Total Liabilities	163,833

NET ASSETS	$313,404

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,459,911 shares issued and outstanding)	$10
Paid-in capital	202,316
Accumulated net investment loss, net of income taxes, less dividends	(55,894)
Accumulated net realized gains on investments, net of income taxes	67,462
Net unrealized gains on investments, net of income taxes	99,510

NET ASSETS	$313,404

NET ASSET VALUE PER SHARE	$29.96

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$16,627
Affiliated investments	10,588

Total dividends and distributions	27,215
Return of capital	(21,583)

Net dividends and distributions	5,632
Interest and other income — non-affiliated investments	1,966
Interest — affiliated investments	448

Total Investment Income	8,046

Expenses
Investment management fees, before investment management fee waiver	6,963
Professional fees	512
Directors’ fees and expenses	326
Administration fees	88
Insurance	68
Other expenses	454

Total Expenses — before waiver and interest expense	8,411
Investment management fee waiver	(183)
Interest expense and amortization of offering costs	2,309

Total Expenses	10,537

Net Investment Loss — Before Income Taxes	(2,491)
Current income tax expense	(380)
Deferred income tax benefit	1,367

Net Investment Loss	(1,504)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	17,738
Investments — affiliated	(11,568)
Current income tax benefit	879
Deferred income tax expense	(3,158)

Net Realized Gains	3,891

Net Change in Unrealized Gains
Investments — non-affiliated	48,252
Investments — affiliated	80,086
Deferred income tax expense	(47,403)

Net Change in Unrealized Gains	80,935

Net Realized and Unrealized Gains	84,826

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,322

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012
OPERATIONS
Net investment income (loss), net of tax	$(1,504)	$808
Net realized gains, net of tax	3,891	9,885
Net change in unrealized gains, net of tax	80,935	13,630

Net Increase in Net Assets Resulting from Operations	83,322	24,323

DIVIDENDS AND DISTRIBUTIONS(1)
Dividends	(18,348)	(16,794)
Distributions — return of capital	—	—

Dividends and Distributions	(18,348)	(16,794)

CAPITAL STOCK TRANSACTIONS
Issuance of 54,781 and 62,400 shares of common stock from reinvestment of dividends and distributions, respectively	1,413	1,458

Total Increase in Net Assets	66,387	8,987

NET ASSETS
Beginning of year	247,017	238,030

End of year	$313,404	$247,017

(1)	Distributions paid to common stockholders for the fiscal years ended November 30, 2013 and 2012 are characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$83,322
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	21,583
Net realized gains on investments	(6,170)
Net unrealized gains on investments	(128,338)
Amortization of bond premium, net	18
Purchase of long-term investments	(174,950)
Proceeds from sale of long-term investments	152,865
Decrease in receivable for securities sold	3,516
Decrease in interest, dividends and distributions receivable	339
Increase in deferred income tax asset	(1,971)
Increase in income tax receivable	(594)
Decrease in other receivable	2,900
Amortization of deferred debt offering costs	444
Increase in prepaid expenses and other assets	(3)
Decrease in payable for securities purchased	(177)
Increase in investment management fee payable	280
Increase in accrued directors’ fees and expenses	6
Decrease in accrued expenses and other liabilities	(16)
Decrease in current income tax liability	(460)
Increase in deferred income tax liability	51,161

Net Cash Provided by Operating Activities	3,755

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	13,000
Cash distributions paid to stockholders	(16,935)

Net Cash Used in Financing Activities	(3,935)

NET DECREASE IN CASH	(180)
CASH — BEGINNING OF YEAR	1,648

CASH — END OF YEAR	$1,468

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,413.

During the fiscal year ended November 30, 2013, there were $651 of federal income taxes paid and $96 of state income tax refunds, net of payments. Interest paid was $1,859.

During the fiscal year ended November 30, 2013, the Company received $3,493 of paid-in-kind and non-cash dividends and distributions and $448 of paid-in-kind interest. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,							For the Period September 21, 2006 through November 30, 2006
	2013	2012	2011	2010	2009	2008	2007

Per Share of Common Stock(1)
Net asset value, beginning of period	$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	(0.14)	0.08	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	8.13	2.27	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	7.99	2.35	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(1.76)	(1.62)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—	—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—	—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions	(1.76)	(1.62)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of distributions	(0.01)	—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$29.96	$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$28.70	$26.01	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	18.1%	37.8%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7	)%(5)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,							For the Period September 21, 2006 through November 30, 2006
	2013	2012	2011	2010	2009	2008	2007

Supplemental Data and Ratios(6)
Net assets, end of period	$313,404	$247,017	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.5%	2.4%	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.5	0.6	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.0	3.0	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.8	0.9	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	(0.1)	—	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.7	3.9	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	17.1	5.6	10.0	16.3	6.9	— (7)	0.8	—

Total expenses(8)	20.8%	9.5%	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	(0.5)%	0.3%	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	29.2%	9.9%	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(5)
Portfolio turnover rate	38.4%	34.6%	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(5)
Average net assets	$284,880	$246,183	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,430,618	10,372,215	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the credit facility	$77,786	$78,180	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	468.7%	443.1%	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings per share of common stock during the period	$7.46	$7.54	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of the deferred tax benefit was dependent on whether there was sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

As of June 30, 2013, the Company began providing adjusted net asset value on a monthly basis for those months that do not constitute the end of a fiscal quarter. The Company’s adjusted net asset value is a non-GAAP measure and is intended to provide investors with a monthly update on the impact of price changes for the public securities in the Company’s portfolio. Adjusted net asset value is calculated based on the same methodology as net asset value and incorporates updated values for the publicly-traded equity securities (including PIPE investments) and quoted debt investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value calculation incorporates the Company’s month-end balance sheet but does not update the value of the non-traded securities in its portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis. New private investments made during a quarter will be valued by senior management of KAFA.

•

Valuation Committee.    The Valuation Committee meets to consider valuations presented by KAFA at the end of each quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors, which consist of certain limited procedures that the Company identified and requested them to perform. As of November 30, 2013, the independent valuation firm performed limited procedures on investments in three portfolio companies comprising approximately 11.5% of total assets. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures appeared reasonable.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

At November 30, 2013, the Company held 17.5% of its net assets applicable to common stockholders (11.5% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2013 was $54,811. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2013, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations. As of November 30, 2013, the Company did not have any derivative financial instruments.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from Public MLPs will be treated as a return of capital. Such estimates for Public or Private MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions from the Company’s private and public investments, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of the cash distributions received, but for income tax purposes, the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 6 — Income Taxes.

Fiscal Year Ended November 30, 2013
Distributions from private MLPs	$7,175
Distributions from public MLPs and dividends from other public equity investments	20,040

Total dividends and distributions from investments	$27,215

Distributions from private MLPs — % return of capital	61%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	86%
Total dividends and distributions — % return of capital	79%
Return of capital — attributable to net realized gains (losses)	$5,278
Return of capital — attributable to net change in unrealized gains (losses)	16,305

Total return of capital	$21,583

During the fiscal third quarter of 2013, the Company received 2012 tax reporting information that was used to increase its prior year return of capital estimate by a total of $283. Of this amount, a decrease of $376 related to the Company’s private investments and an increase of $659 related to the Company’s public portfolio investments.

For the fiscal year ended November 30, 2013, the Company estimated the return of capital portion of distributions received to be $21,300 (78%). This amount was increased by $283 due to the 2012 tax reporting information. As a result, the return of capital percentage for the fiscal year ended November 30, 2013 was 79%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2013, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Certain of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

During the fiscal year ended November 30, 2013, the Company recognized $448 of paid-in-kind interest, which increased the outstanding principal of the Company’s First Lien Term C investment in ProPetro Services, Inc. (“ProPetro”). On March 5, 2013, the Company exchanged all of its equity investment in ProPetro and a portion of its First Lien Term C Loan for a First Lien Term B Loan issued by ProPetro. The First Lien Term B Loan paid interest in cash at a rate of 10.00% per annum and had a maturity date of June 30, 2015 ($9,754 principal amount). During the fiscal fourth quarter 2013, the Company’s remaining investment in the First Lien Term B Loan was fully repaid in cash at par value plus accrued interest.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends/distributions, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income, and the Company estimates return of capital on these non-cash distributions. During the fiscal year ended November 30, 2013, the Company received the following paid-in-kind and non-cash dividends and distributions.

Fiscal Year Ended November 30, 2013
Paid-in-kind dividends/distributions
Buckeye Partners, L.P. (Class B Units)(1)	$332
Enbridge Energy Management, L.L.C.	3
Kinder Morgan Management, LLC	602

937

Non-cash distributions
Energy Transfer Partners, L.P.	609
Enterprise Products Partners L.P.	290
VantaCore Partners LP	1,657

2,556

Total paid-in-kind and non-cash dividends/distributions	$3,493

(1)	Converted into common units on September 1, 2013.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2013, the Company did not have any outstanding interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2009 remain open and subject to examination by the federal and state tax authorities.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at November 30, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$470,581	$415,770	$—	$54,811

The Company did not have any liabilities that were measured at fair value on a recurring basis at November 30, 2013. For the fiscal year ended November 30, 2013, there were no transfers between Level 1 and Level 2.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2013.

	Equity	Debt	Other Receivable	Total
Balance — November 30, 2012	$90,793	$13,645	$2,900	$107,338
Sales/redemptions(1)	(28,510)	(14,108)	—	(42,618)
Realized gains (losses)(2)	12,730	(25,292)	119	(12,443)
Unrealized gains (losses), net(3)	3,908	25,755	—	29,663
Purchases	10,466	—	—	10,466
Issuances	1,989	—	—	1,989
Transfers out to Level 1	(36,565)	—	—	(36,565)
Settlements(4)	—	—	(3,019)	(3,019)

Balance — November 30, 2013	$54,811	$—	$—	$54,811

(1)	Equity sales are comprised of Direct Fuels Partners, L.P. (“Direct Fuels”) ($23,110) and ProPetro ($5,400). Debt sales and redemptions are comprised of ProPetro ($14,108). On May 14, 2013, Direct Fuels merged with two other entities to form Emerge Energy Services LP (“Emerge”), which completed its IPO on such date. As a result of the IPO, the Company received $23,110 of cash and 1,683,953 Emerge common units. The Company’s fair value of these units as of the IPO was $26,337, which reflects a discount to the market price for such units.

On March 5, 2013, the Company completed an exchange of our First Lien Term C Loan and equity interest in ProPetro for cash ($9,754) and a First Lien Term B Loan ($9,754). At the time of the exchange, the value of the Term C Loan was $14,108 and the equity interest was $5,400. The amount of debt sales reflects the net impact ($4,354) of exchanging the Term C Loan ($14,108) for the Term B Loan ($9,754) and the September 30, 2013 repayment of the Company’s remaining investment in the Term B Loan ($9,754).

(2)	The Company recognized a $7,343 gain on the sale of Direct Fuels. The Company recognized a loss of $19,905 on the ProPetro exchange, which represents a gain of $5,387 on the equity and a loss of $25,292 on the debt. The Company also recognized a gain of $119 on the final settlement of International Resources Partners LP (“IRP”) (see footnote 4 below).

(3)

Of the $29,663 of net unrealized gains presented above, $18,007 of such unrealized gain results from the reversal of the unrealized loss associated with the ProPetro exchange (now a realized loss) and $2,644 relates to the reversal of the unrealized gain attributable to the sale of the Company’s prior investment in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Direct Fuels upon the Emerge IPO (now a realized gain). The remaining unrealized gains of $14,300 relate to investments that were still held at November 30, 2013.

(4)	On May 15, 2013, the Company received $3,019 for final settlement of the escrow in connection with the sale of IRP to James River Coal Company in April 2011. The Company estimated $2,900 for the fair value of the escrow receivable, and the cash received exceeded the balance estimated to be received.

During the fourth quarter of fiscal 2013, ProPetro repaid in full the First Lien Term B Loan held by the Company ($9,754). The Company no longer has an investment in ProPetro following this transaction.

The purchases of $10,466 relate to the Company’s additional investment of $460 in VantaCore Partners LP (“VantaCore”) (Class B Preferred units) and investments in Capital Product Partners, L.P. Class B Units ($5,006) and Inergy Midstream, L.P. ($5,000). The issuances of $1,989 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and VantaCore (Class A Preferred units).

The transfers out are comprised of Emerge common units ($26,337), which became marketable during November 2013; Buckeye Partners, L.P. Class B Units ($5,228), which converted into common units on September 1, 2013; and Inergy Midstream, L.P. ($5,000), which was purchased in the first quarter of fiscal 2013 and became marketable during the second quarter of fiscal 2013.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Beginning in the fiscal fourth quarter, the Company’s investment in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P., is valued as a PIPE investment. This is due to the recent initial public offering (“IPO”) of Plains GP Holdings, L.P. (“Plains GP”) as the Company’s ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. Plains GP completed its IPO in October 2013 and as part of such offering, the Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). During the 15-month lock-up period, the Company is valuing its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP less a discount because of the lack of liquidity. In addition, the Company is entitled to a prorated distribution with respect of the portion of the fourth calendar quarter of 2013 that Plains GP was not public. Because this distribution is not reflected in the public market value of Plains GP, the Company is increasing the value of its investment in PAA GP by the estimated amount of this distribution until it is paid in February 2014.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”), and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. The Company typically focuses on the following valuation ratios: (a) distribution yields (“yield analysis”), which is calculated by dividing the company’s annual distribution by its stock price and (b) trading multiples (“trading multiple analysis”), which is the ratio of certain measures of cash flow to the company’s enterprise value and equity value (as described below in more detail).

For both the yield analysis and the trading multiple analysis, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and the Company focuses on EBITDA, DCF and distribution projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of yields given the yields of similar publicly-traded companies and applies such yields to the portfolio company’s projected distributions to estimate the portfolio company’s equity value. For the trading multiple analysis, the Company focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. The Company selects a range of EV/EBITDA and EMV/DCF multiples given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s projected EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of marketability in the portfolio company’s securities.

The yield analysis for the Company’s preferred equity investments utilizes yields of preferred equity and debt securities for publicly-traded companies in a similar line of business as the portfolio investment to estimate the fair value of such investment. The yield of an investment represents the annual interest or distribution earned from the investment divided by such investment’s market value. The Company’s analysis is focused on current market yields and credit spreads for similar debt and preferred investments. The Company selects a range of yields based on available market data and applies such range to the preferred dividends paid on such portfolio company security.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

For the Company’s preferred equity investments, the discounted cash flow analysis is utilized to estimate the value of such security by calculating the present value of the security’s preferred distributions. In this calculation, the discount rates used are based on the Company’s assessment of the expected return market participants would require on such security. This assessment is based in part on prevailing yields of similar preferred stock and debt securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Under these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and distributions). These estimates utilize unobservable inputs such as historical operating results, which may not be publicly available, and projected operating results, which will be based on operating assumptions for such portfolio company. The Company also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, market yields or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in market yields or discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of November 30, 2013:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$19,657	- Discount to publicly-traded	- Current discount	9.0%	9.0%	9.0%
public companies (PIPE) — valued based on a discount to market value		securities	- Remaining restricted period	417 days	417 days	417 days

Equity securities of	5,776	- Convertible pricing model	- Credit spread	7.0%	8.0%	7.5%
public companies —			- Volatility	27.5%	32.5%	30.0%
not valued based on a discount to market value			- Discount for marketability	8.0%	8.0%	8.0%

Equity securities of	20,775	- Public company analysis
private companies — common units		• Yield analysis	- Valuation yield for IPO analysis	10.5%	11.5%	11.0%

		• Trading multiple analysis	- EV / 2014E EBITDA	9.0x	11.0x	10.0x
			- EMV / 2014E DCF	9.0x	11.0x	10.0x
			- Discount for marketability	20.0%	20.0%	20.0%

		- M&A analysis	- Selected EV / EBITDA multiples	7.5x	9.0x	8.3x

Equity securities of	8,603	- Discounted cash flow	- Selected rates of return	11.5%	15.5%	13.9%
private companies —
preferred units

Total	$54,811

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2013, the Company had the following investment concentrations.

Category	Percent of Total Assets
Securities of energy companies	98.6%
Equity securities	98.6%
Public and private MLP securities	96.2%
Largest single issuer	13.8%
Restricted securities	11.5%

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On September 26, 2013, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on October 2, 2014 and may be renewed annually thereafter upon the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a new one-year agreement with KAFA to waive a portion of its management fee, which agreement may be renewed annually. For a one-year period effective October 3, 2013, KAFA agreed to waive 0.25% of its 1.75% management fee, thereby reducing the management fee to 1.50% on average total assets. This decision was based, in part, on the portion of securities in the Company’s portfolio which were publicly traded vs. the portion that were privately held (i.e., private companies).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company. The Company’s management fees for the fiscal year ended November 30, 2013 were $6,780 including a management fee waiver of $183 (0.25% fee waiver effective October 3, 2013).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2013, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains GP Holdings, L.P., Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA, various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in PAA GP (which is exchangeable into shares of Plains GP as described in Note 3 — Fair Value). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and PAA GP.

VantaCore Partners LP — At November 30, 2013, the Company held a 23.2% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the fiscal year ended November 30, 2013, the Company paid federal income taxes of $651 and received $96 of state income tax refunds, net of payments. At November 30, 2013, the Company had an income tax receivable of $594. The receivable is the result of the Company’s estimated income tax payments being greater than its tax liability at November 30, 2013 ($139) and carryback of a capital loss carryforward ($455).

Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of November 30, 2013
Income tax receivable	$594

Deferred tax asset:
Organizational costs	$13
Net operating loss carryforward — Federal	1,823
Net operating loss carryforward — State	148
Deferred tax liabilities:
Net unrealized gains on investment securities	(76,033)

Total net deferred tax liability	$(74,049)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

At November 30, 2013 the Company had an estimated federal net operating loss carryforward of $5,358 (deferred tax asset of $1,823). Realization of the deferred tax assets and net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforward. If not utilized, the $5,358 of net operating loss carryforward will expire in 2033. In addition, the Company has an estimated state net operating loss carryforward which totals approximately $5,328 (deferred tax asset of $148). The majority of the state net operating loss carryforward expires in 2033.

At November 30, 2013, the Company had a capital loss carryforward of $1,237 (income tax receivable of $455) which it will carry back.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss.

As of November 30, 2013, the identified cost of investments for federal income tax purposes was $269,612. The cost basis for federal income tax purposes is $42,798 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of November 30, 2013
Gross unrealized appreciation of investments	$202,251
Gross unrealized depreciation of investments	(1,282)

Net unrealized appreciation of investments	$200,969

Components of the Company’s income tax benefit (expense) were as follows:

Fiscal Year Ended November 30, 2013
Current income tax expense — net investment loss	(380)
Deferred income tax benefit — net investment loss	1,367
Current income tax benefit — net realized gains	879
Deferred income tax expense — net realized gains	(3,158)
Deferred income tax expense — net unrealized gains	(47,403)

Total income tax expense	$(48,695)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment income and realized and unrealized gains (losses) on investments before taxes as follows:

Fiscal Year Ended November 30, 2013
Computed federal income tax at 35%	$(46,206)
State income tax, net of federal tax	(2,274)
Other, net	(215)

Total income tax expense	$(48,695)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2009 remain open and subject to examination by the federal and state tax authorities.

7.	Derivative Financial Instruments

As of November 30, 2013, the Company held no derivative instruments, and during the fiscal year ended November 30, 2013, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

8.	Investment Transactions

For the fiscal year ended November 30, 2013, the Company purchased and sold securities in the amount of $174,950 and $152,865 (excluding short-term investments).

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Capital Product Partners L.P.
Class B Units	(2)	(3)	606	$4,525	$5,776	$9.53	1.8%	1.2%
Plains GP Holdings, L.P.(4)
Common Units	(2)	(3)	918	3,623	19,657	21.41	6.3	4.1
VantaCore Partners LP(5)(6)(7)
Class A Common Units	(2)	(8)	2,187	19,494	20,775	9.50	6.6	4.4
Class A Preferred Units	(2)	(8)	359	3,542	5,927	16.50	1.9	1.2
Class B Preferred Units	(2)	(8)	162	2,329	2,676	16.50	0.9	0.6

Total				$33,513	$54,811		17.5%	11.5%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the fiscal year ended November 30, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	The Company holds an interest in PAA GP, which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(5)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(6)	The Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(7)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference.

(8)	Unregistered security of a private company.

10.	Credit Facility

As of November 30, 2013, the Company’s amended and restated senior secured revolving credit facility (the “Credit Facility”) had a total commitment amount of $95,000. On January 28, 2014, the Company renewed its Credit Facility that was scheduled to mature on March 30, 2014 with a syndicate of lenders. The new Credit Facility has a three-year commitment, maturing on January 28, 2017, and a total commitment amount of $120,000. Under the new Credit Facility, the interest rate is LIBOR plus 1.60% based on current borrowings and the current borrowing base (prior to the renewal, the interest rate was LIBOR plus 2.00%). If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company pays a commitment fee of 0.30% per annum on any unused amounts of the new Credit Facility (the fee was 0.50% per annum prior to the renewal). See Note 12 — Subsequent Events.

The obligations under the new Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness) to aggregate indebtedness of the Company of not less than 3.0:1.0 (same as prior to the renewal) and, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2:25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base (same as prior to the renewal). The new Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the new Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, the Company is restricted for paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility. As of November 30, 2013, the Company had $85,000 borrowed under its Credit Facility (at an interest rate of 2.17%), which represented 47.0% and 47.1% of its borrowing base and quoted borrowing base of $180,989 and $180,453, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $120,000 and its borrowing base. See Note 12 — Subsequent Events.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

As of November 30, 2013, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the fiscal year ended November 30, 2013 were as follows:

Shares outstanding at November 30, 2012	10,405,130
Shares issued through reinvestment of distributions	54,781

Shares outstanding at November 30, 2013	10,459,911

12.	Subsequent Events

On January 16, 2014, the Company declared its quarterly distribution of $0.50 per common share for the fourth quarter of fiscal 2013 for a total of $5,230. The distribution will be paid on January 31, 2014 to common stockholders of record on January 27, 2014.

On January 28, 2014, the Company renewed its Credit Facility and increased the total commitment amount from $95,000 to $120,000. The new Credit Facility has a three-year commitment maturing on January 28, 2017. The interest rate is LIBOR plus 1.60%. If borrowings exceed the borrowing base attributable to “quoted” securities, the interest rate will increase to LIBOR plus 3.00%. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current borrowings to current quoted borrowing base. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, significantly all of which are the same as the Credit Facility prior to the renewal.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson Energy Development Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Development Company (the “Company”) at November 30, 2013, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 29, 2014

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KED doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors on September 26, 2013 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term through October 2, 2014.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including but not limited to (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fee schedule compares to other registered investment companies and business development companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies and business development companies that follow investment strategies similar to those of the Company, as well as applicable indexes; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional extensive oral and written information to the Board of Directors to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the significant resources dedicated to monitoring the Company’s private investments, the large and experienced team of investment, accounting, administrative, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued addition of professionals at the Adviser to broaden its research and coverage efforts. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors took note of the Adviser’s excellent track record in identifying and executing on key investment themes and in sourcing and negotiating private investments or PIPEs for the Company as well as the Company’s best-in-class access to investments, financing and capital markets due in part to the Adviser’s credibility with institutional investors. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil and continued to experience various challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies and business development companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The comparative information showed that the performance of the Company since the start of fiscal 2010 compares favorably to its composite index, other similar closed-end funds and business development companies, and master limited partnership indexes. Based upon their review, the Independent Directors concluded that the Company has generated strong returns for investors over several periods. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of other investment companies managed by the Adviser but noted that they are of limited value because of various differences in strategy and structure between the Company and the other investment companies. The Independent Directors did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. The Independent Directors noted that although the Company withdrew its election as a business development company, the Company’s focus on private investments makes the management of the Company much closer to that of a business development company. The Independent Directors also compared the fee structure under the Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under the Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other Accounts. The Independent Directors observed that the fee rate for the Company is higher than other comparable closed-end funds but equivalent or more favorable to fee rates for business development companies that follow investment strategies similar to those of the Company. The Independent Directors believe that the quality of services provided by the Adviser is higher than other closed-end funds, which justifies the higher fee. The Adviser’s successful handling of the past market downturn and related leverage challenges, its track record in managing tax issues in rising and declining markets and its robust valuation process for private investments were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable. The Independent Directors noted that the Adviser has agreed to waive a portion of its advisory fee for the renewal term, reducing it by 0.25% down to 1.50% in recognition of the reduced portion of private investments held by the Company.

The Independent Directors also considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined and noted that the Adviser added professionals to its already robust and high-quality investment team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. The Independent Directors acknowledged the Adviser’s various efforts to control and reduce operating costs of the Company, which in part are related to the scale of all the affiliated registered funds managed by the Adviser. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs and profitability, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2008	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	Current: •Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) •Boardwalk Pipeline Partners, LP (midstream MLP) Prior: •Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2006	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

•KMF

•Targa Resources Partners LP
(midstream MLP)

•Magellan Midstream Partners, L.P.
(midstream MLP)

•Peregrine Midstream Partners LLC
(natural gas storage)

Prior:

•Seaspan Corporation
(containership chartering)

•TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since 2006	Vice President Finance and Treasurer of Anadarko Petroleum Corporation since 2012; Vice President Special Projects from 2009 to 2012; Vice President Corporate Development from 2006 to 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: •KMF •Boys & Girls Clubs of Houston •Boy Scouts of America

William L. Thacker (born 1945)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders)/served since 2006	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994. Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013.	Current: •KMF Prior: •Copano Energy, L.L.C. (midstream MLP) •Pacific Energy Partners, L.P. (midstream MLP) •GenOn Energy, Inc. (electricity generation and sales) •TEPPCO Partners, L.P. (midstream MLP)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer of the Company since inception. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”); Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); and KMF since inception (KYN inception in 2004; KYE inception in 2005 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.

Current:

•KYN

•KYE

•KMF

•Emerge Energy Services LP
(frac sand MLP)

•Range Resources Corporation
(oil and gas exploration and production company)

Prior:

•Clearwater Natural Resources, L.P.
(coal mining)

•Direct Fuel Partners, L.P.
(transmix refining and fuels distribution)

•International Resource Partners LP
(coal mining)

•K-Sea Transportation Partners LP
(marine transportation MLP)

•ProPetro Services, Inc.
(oilfield services)

James C. Baker(2) (born 1972)	Director, Executive Vice President. 3-year term as a director (until the 2016 Annual Meeting of Stockholders)/served since 2013. Elected annually as an officer/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN and KYE from 2005 to 2008. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	Prior: •K-Sea Transportation Partners LP (marine transportation MLP) •Petris Technology, Inc. (data management for energy companies) •ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by our Advisor, and the Fund Complex includes KYN, KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, as noted above.

(2)	Mr. McCarthy and Mr. Baker are “interested persons” of the Company by virtue of their employment relationship with KAFA, our investment adviser.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Non-Director Officers

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006 and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KYE since 2005. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since inception	Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: •The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2006	Managing Director KACALP and KAFA since September 2006. Senior Vice President of KED since September 2006. Senior Vice President of KYN and KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Current: •VantaCore Partners LP (aggregates)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA from 2005 to 2006. Vice President of KYN, KYE and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since 2014	Chief Compliance Officer of KACALP and KAFA since 2012 and of KYN, KYE, KMF and KA Associates, Inc. (broker-dealer) since December 2013.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004; KYE since 2005 and KMF since August 2010.	None

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Robert V. Sinnott	Director

William L. Thacker	Director

James C. Baker	Director, Executive Vice President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial experts are William R. Cordes, Albert L. Richey, and William L. Thacker. Messrs. Cordes, Richey, and Thacker are “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2013, and (b) fiscal year ended November 30, 2012.

	2013	2012
Audit Fees	$217,200	$250,000
Audit-Related Fees	—	—
Tax Fees	181,400	181,400
All Other Fees	—	—

Total	$398,600	$431,400

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2013 and 2012 were $181,400. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R, Cordes (Chair), Albert L. Richey and William L. Thacker are the members of the Registrant’s Audit Committee.

Item 6. Investments.

(a) Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of November 30, 2013, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KYE since May 2005, Vice President of KYN from June 2004 through June 2008 and of KYE from May 2005 through June 2008, Executive Vice President of KYN and KYE since June 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000.

In addition to the closed-end funds, Mr. Frey manages approximately $6 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2013. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$8,827	—	N/A	—	N/A
J.C. Frey	5	$9,117	—	N/A	10	$995

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2013. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	2	$1,190	1	$70
J.C. Frey	—	N/A	14	$4,688	2	$86

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2013:

Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2013, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

Kevin S. McCarthy: $500,001-$1,000,000

J.C. Frey: $100,001-$500,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)	Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)	Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: January 29, 2014	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: January 29, 2014	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: January 29, 2014	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.